UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Semiannual Report

June 30, 2021

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Fund Expenses	38
General Information	42
Board Considerations for Continuation of Advisory Agreement	43

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

As I think back over the last six months, my feelings include both relief and worry. On the one hand, safety measures (social distancing, masks) have been set aside in many parts of the United States, work-from-home arrangements have given way to office reopening plans (some, including First Eagle's, on hybrid models), theaters and sports venues have welcomed the public, and people are once again planning and taking vacations. On the other hand, the delta variant of Covid-19 continues to flare up in many developed countries and to rage unchecked in some developing ones. In the US, some regions where infection rates are climbing have had to reinstate mask mandates.

On the economic front, the confluence of continued massive fiscal stimulus, sustained monetary support and a relatively effective vaccination campaign has led to a reopening of the US economy. Countrywide, unemployment is declining, economic activity is rebounding, and consumers are spending again after a year-plus of economic uncertainty. There may be stops and starts in the normalization of economic activity, but the direction is encouraging.

In turn, market action in the US has mimicked this sunnier turn of events. Dynamics that emerged in late 2020—marked by a shift in equity market leadership to cyclical companies in sectors such as energy, financials and materials that stand to profit from an economic revival—continued through the early part of 2021. International equities followed with strong returns, while bond yields rose. The second quarter saw these reflation trends begin to unwind, however, as growth stocks again outperformed value, large caps outperformed small, and US stocks outperformed international. Meanwhile, bond yields shrank.1

Through this season of rising markets, we have been careful not to get carried away with unbounded enthusiasm. There remain risks on the horizon worthy of a wary eye, especially the fact that the Covid-19 pandemic remains unconquered. While the widespread distribution of vaccines is an important step, it is no silver bullet; the

1  Based on S&P 500 Growth vs S&P 500 Value, Russell 1000 vs Russell 2000, S&P 500 vs MSCI EAFE. Bond yields represented by 10-year US Treasury. Source: FactSet

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

virus continues to propagate and mutate, and we don't yet know the extent to which vaccinations will serve to contain death rates over the long term. Risks also persist on the economic horizon, with government debt burdens rising rapidly as a result of monetary and fiscal stimulus in reaction to the pandemic. In addition, rhetoric out of Washington points to the possibility of higher corporate and personal tax rates and a generally less business-friendly environment, which could weigh on profit margins and discourage capital formation.

Further, there are signs that inflation may reemerge as a risk after 40 years of moderation. While the higher inflation we have seen in recent reports may be a near-term phenomenon attributed to base effects and the price distortions that have emerged as the economy reopens, there is the potential for a durable increase in prices as a result of a positive output gap in the economy and the uncertainties associated with the Federal Reserve's new average inflation-targeting policy framework. Many market participants believe the Fed's new approach may leave the central bank in a position of attempting to contain inflation after the fact, which historically has required more severe policy tightening than would have been needed if measures had been taken preemptively.

On balance, our perspective is constructive, albeit with healthy wariness of potential risks. Our firm has long been dedicated to avoiding the permanent impairment of our clients' capital. While our defensive measures may take different forms in different markets, we believe selectivity is key to our performance across all of our funds, and we dedicate the bulk of our collective energy to identifying securities that meet our exacting investment criteria.

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

August 2021

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 5.20% for the six months ended June 30, 2021, while the MSCI EAFE Index increased 8.83%. The Fund's cash and cash equivalents position was 11.7% as of June 30, 2021.

The five largest contributors to the performance of the Fund over the period were Imperial Oil Ltd. (oil, gas, & consumable fuels, Canada), Cie Financiere Richemont SA (textiles, apparel & luxury goods, Switzerland), Nutrien Ltd. (chemicals, Canada), Power Corp. of Canada (insurance, Canada) and Cie Cervecerias Unidas SA, ADR (beverages, Chile). Collectively, they contributed 2.75% of the Fund's performance over the period.

The five largest detractors were gold bullion, Secom Co. Ltd. (commercial services & supplies, Japan), As One Corp. (health care providers & services, Japan), Kansai Paint Co. Ltd. (chemicals, Japan), and Hiscox Ltd. (insurance, United Kingdom). Combined, they subtracted 1.61% from the Fund's performance over the period.

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager

Christian Heck Portfolio Manager	Alan Barr Portfolio Manager

August 2021

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Management's Discussion of Fund Performance (unaudited)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of August 2021 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value and liquidity of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

An outbreak of disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. Currently, a substantial portion of the companies in which the Fund invest are domiciled in Japan, although the operations of such companies may take place in other countries.

The Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's (''UK'') exit from the European Union (''Brexit''). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A number of countries in the European Union (the "EU'') have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Management's Discussion of Fund Performance (unaudited)

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

The value of the Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to credit and interest rate risk. The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and markets impact.

The Fund may invest in warrants. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

The Fund may invest in preferred stock. Unlike common stock, preferred stock generally pays a fixed dividend from a company's earnings and may have a preference over common stock on the distribution of a

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Management's Discussion of Fund Performance (unaudited)

company's assets in the event of bankruptcy or liquidation. Preferred stockholders' liquidation rights are subordinate to the company's debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline."

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer's operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends the Fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, the Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2021 (unaudited)

Investment Objective

The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One Year	Five Years	Ten Years
First Eagle Overseas Variable Fund	21.66	6.14	5.23
MSCI EAFE Index	32.35	10.28	5.89
Consumer Price Index	5.39	2.43	1.87

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	17.0
Financials	13.3
Industrials	11.5
Commodities	10.9
Materials	8.9
Consumer Discretionary	7.1
Health Care	5.2
Information Technology	4.6
Real Estate	4.1
Energy	2.6
Foreign Government Securities	2.0
Communication Services	1.1
Short-Term Investments	11.7

Countries*~ (%)

Japan	16.8
United States	13.5
United Kingdom	9.5
France	7.1
Canada	6.2
Hong Kong	4.7
South Korea	4.2
Switzerland	4.2
Sweden	3.2
Singapore	2.5
Belgium	2.4
Brazil	2.1
Mexico	1.9
Taiwan	1.9
Germany	1.6
Chile	1.2
Netherlands	1.0
Norway	0.9
Thailand	0.7
China	0.6
Ireland	0.5
Australia	0.4
Malaysia	0.3
Colombia	0.4
Peru	0.2
Turkey	0.2
Indonesia	0.1
Short-Term Investments	11.7

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

^  Less than 0.05%.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	10.9
Danone SA (Food Products, France)	2.5
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.4
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	2.3
British American Tobacco plc (Tobacco, United Kingdom)	2.2
Nutrien Ltd. (Chemicals, Canada)	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment, Taiwan)	1.9
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	1.9
FANUC Corp. (Machinery, Japan)	1.9
Nestle SA (Registered) (Food Products, Switzerland)	1.9
Total	29.8

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 75.4%
Australia — 0.4%
Newcrest Mining Ltd.	63,668	1,207,388
Belgium — 2.4%
Groupe Bruxelles Lambert SA	70,168	7,856,802
Brazil — 2.1%
Ambev SA, ADR	1,191,070	4,097,281
Itausa SA (Preference)	293,745	658,502
Wheaton Precious Metals Corp.	48,857	2,153,128
		6,908,911
Canada — 6.2%
Agnico Eagle Mines Ltd.	15,423	932,646
Barrick Gold Corp.	74,944	1,549,842
Franco-Nevada Corp.	5,037	730,966
Imperial Oil Ltd.	199,867	6,091,461
Nutrien Ltd.	104,634	6,341,867
Power Corp. of Canada	142,137	4,492,520
		20,139,302
Chile — 1.2%
Cia Cervecerias Unidas SA, ADR	200,517	4,038,412
China — 0.6%
Alibaba Group Holding Ltd., ADR*	7,950	1,802,901
France — 7.1%
Danone SA	114,083	8,026,304
Laurent-Perrier	16,331	1,870,609
Legrand SA	18,430	1,953,273
LVMH Moet Hennessy Louis Vuitton SE	663	521,554
Rexel SA*	54,384	1,138,701
Saint Jean Groupe SA*	451	12,834
Sanofi	44,011	4,623,910
Sodexo SA*	38,591	3,606,701
Wendel SE	10,768	1,449,053
		23,202,939
Germany — 1.6%
Brenntag SE	15,067	1,402,322
FUCHS PETROLUB SE (Preference)	31,961	1,555,363
Henkel AG & Co. KGaA (Preference)	21,350	2,254,859
		5,212,544

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Shares	Value ($)
Hong Kong — 4.7%
CK Asset Holdings Ltd.	381,000	2,622,428
Great Eagle Holdings Ltd.	525,814	1,785,704
Guoco Group Ltd.	192,670	2,219,689
Hongkong Land Holdings Ltd.	345,600	1,645,898
Hysan Development Co. Ltd.	391,760	1,561,631
Jardine Matheson Holdings Ltd.	84,280	5,387,136
		15,222,486
Ireland — 0.5%
CRH plc	34,944	1,767,164
Japan — 16.8%
As One Corp.	14,980	1,955,044
Chofu Seisakusho Co. Ltd.	45,885	827,344
Daiichikosho Co. Ltd.	66,330	2,547,792
FANUC Corp.	25,380	6,086,069
Hirose Electric Co. Ltd.	20,480	2,996,111
Hoshizaki Corp.	21,600	1,834,979
Hoya Corp.	12,260	1,621,635
Kansai Paint Co. Ltd.	75,580	1,929,256
Keyence Corp.	6,000	3,021,740
Komatsu Ltd.	86,800	2,150,345
Mitsubishi Electric Corp.	232,300	3,372,355
Mitsubishi Estate Co. Ltd.	289,660	4,681,942
MS&AD Insurance Group Holdings, Inc.	58,800	1,700,038
Nagaileben Co. Ltd.	32,510	783,284
Olympus Corp.	19,464	387,157
Pilot Corp.	5,400	183,243
Secom Co. Ltd.	66,760	5,088,486
Shimano, Inc.	14,760	3,511,757
SK Kaken Co. Ltd.	2,038	751,402
SMC Corp.	5,460	3,230,107
Sompo Holdings, Inc.	135,600	5,022,386
T Hasegawa Co. Ltd.	44,600	987,627
USS Co. Ltd.	10,000	174,804
Yokogawa Electric Corp.	300	4,487
		54,849,390

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Shares	Value ($)
Mexico — 1.4%
Fomento Economico Mexicano SAB de CV, ADR	39,793	3,362,906
Fresnillo plc	30,612	327,328
Grupo Mexico SAB de CV, Series B	13,037	61,320
Industrias Penoles SAB de CV*	56,206	775,842
		4,527,396
Netherlands — 1.0%
HAL Trust	4,494	791,247
Royal Dutch Shell plc, Class A	116,216	2,348,203
		3,139,450
Norway — 0.9%
Orkla ASA	299,930	3,056,630
Singapore — 2.0%
ComfortDelGro Corp. Ltd.	501,710	613,125
Haw Par Corp. Ltd.	428,413	4,368,122
United Overseas Bank Ltd.	20,400	392,851
UOL Group Ltd.	199,900	1,087,121
		6,461,219
South Korea — 4.2%
Fursys, Inc.	27,737	984,051
Hyundai Mobis Co. Ltd.	8,654	2,244,253
KT&G Corp.	57,281	4,292,769
Lotte Confectionery Co. Ltd.	2,996	368,785
Lotte Corp.	16,304	581,593
NAVER Corp.	2,888	1,071,646
NongShim Co. Ltd.	5,529	1,538,837
Samsung Electronics Co. Ltd. (Preference)	41,290	2,702,434
		13,784,368
Sweden — 3.2%
Industrivarden AB, Class C	34,092	1,247,974
Investor AB, Class A	234,956	5,363,336
Investor AB, Class B	76,760	1,769,350
Svenska Handelsbanken AB, Class A	183,538	2,071,767
		10,452,427
Switzerland — 4.2%
Cie Financiere Richemont SA (Registered)	61,595	7,467,077
Nestle SA (Registered)	48,694	6,069,565
		13,536,642

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Shares	Value ($)
Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51,098	6,139,936
Thailand — 0.7%
Bangkok Bank PCL, NVDR	496,905	1,754,680
Thai Beverage PCL	1,093,992	550,159
		2,304,839
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	195,340	486,850
United Kingdom — 9.5%
BAE Systems plc	46,787	338,084
Berkeley Group Holdings plc	42,810	2,722,063
British American Tobacco plc	182,859	7,099,608
Diageo plc	36,509	1,749,823
GlaxoSmithKline plc	165,226	3,248,194
Great Portland Estates plc, REIT	23,659	231,946
Hiscox Ltd.*	176,501	2,032,983
Linde plc	9,959	2,879,446
Lloyds Banking Group plc	5,169,632	3,344,011
Reckitt Benckiser Group plc	16,297	1,439,843
Ultra Electronics Holdings plc	8,610	272,895
Unilever plc	97,735	5,720,874
		31,079,770
United States — 2.6%
Newmont Corp.	63,362	4,015,884
Royal Gold, Inc.	8,457	964,944
Willis Towers Watson plc	14,573	3,352,082
		8,332,910
Total Common Stocks (Cost $150,855,661)		245,510,676
	Ounces
Commodities — 10.9%
Gold bullion* (Cost $17,539,483)	20,049	35,493,829

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 2.0%
Colombia — 0.3%
Republic of Colombia 5.75%, 11/3/2027	COP	3,705,300,000	945,448
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	6,025,000,000	453,649
Malaysia — 0.3%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	4,480,000	1,098,413
Mexico — 0.5%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	15,730,000	796,545
8.00%, 12/7/2023	MXN	9,130,000	479,822
10.00%, 12/5/2024	MXN	8,170,000	457,724
			1,734,091
Peru — 0.3%
Republic of Peru 8.20%, 8/12/2026 (a)	PEN	2,452,000	790,973
Singapore — 0.5%
Republic of Singapore 3.13%, 9/1/2022	SGD	2,089,000	1,603,374
Total Foreign Government Securities (Cost $6,707,926)			6,625,948
	Number of Warrants
WARRANTS — 0.0% (b)
Switzerland — 0.0% (b)
Cie Financiere Richemont SA, expiring 11/22/2023* (Cost $—)		134,538	90,152
	Principal Amount ($)
Short-Term Investments — 11.7%
Commercial Paper — 10.8%
American Honda Finance Corp. 0.19%, 8/4/2021 (c)		1,077,000	1,076,819
0.17%, 8/18/2021 (c)		760,000	759,808

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 10.8% (continued)
BASF SE 0.15%, 7/15/2021 (a)(c)	401,000	400,977
0.15%, 7/16/2021 (a)(c)	950,000	949,941
CenterPoint Energy, Inc. 0.12%, 7/1/2021 (c)	802,000	801,997
Entergy Corp. 0.12%, 7/1/2021 (a)(c)	1,379,000	1,378,995
Erste Abwicklungsanstalt 0.11%, 7/2/2021 (a)(c)	1,333,000	1,332,994
Export Development Corp. 0.05%, 8/17/2021 (c)	431,000	430,965
0.06%, 10/4/2021 (c)	311,000	310,959
FMS Wertmanagement 0.08%, 8/11/2021 (a)(c)	861,000	860,910
0.09%, 8/17/2021 (a)(c)	1,300,000	1,299,844
0.10%, 9/21/2021 (c)	844,000	843,809
General Motors Financial Co., Inc. 0.24%, 7/1/2021 (c)	2,564,000	2,563,982
Hitachi International Treasury Ltd. 0.10%, 7/1/2021 (c)	2,508,000	2,507,993
Hydro-Quebec 0.04%, 8/13/2021 (a)(c)	431,000	430,973
0.06%, 9/9/2021 (a)(c)	667,000	666,929
0.04%, 10/1/2021 (a)(c)	621,000	620,904
Kreditanstalt fuer Wiederaufbau 0.06%, 7/1/2021 (a)(c)	923,000	922,998
LVMH Moet Hennessy Louis Vuitton SE 0.14%, 8/2/2021 (c)	691,000	690,943
MetLife Short Term Funding LLC 0.02%, 7/22/2021 (a)(c)	402,000	401,987
Nederlandse Waterschapsbank NV 0.13%, 7/12/2021 (a)(c)	1,351,000	1,350,961
Nestle Capital Corp. 0.04%, 8/9/2021 (a)(c)	417,000	416,978
0.05%, 8/18/2021 (a)(c)	431,000	430,971
Nordea Bank Abp 0.12%, 8/11/2021 (a)(c)	1,669,000	1,668,844
0.11%, 8/13/2021 (c)	834,000	833,919

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 10.8% (continued)
NRW Bank 0.06%, 8/4/2021 (c)	384,000	383,970
Province of Quebec 0.04%, 8/9/2021 (a)(c)	834,000	833,963
0.05%, 8/16/2021 (a)(c)	1,839,000	1,838,904
0.04%, 8/19/2021 (a)(c)	667,000	666,963
PSP Capital, Inc. 0.02%, 7/21/2021 (a)(c)	478,000	477,979
0.07%, 9/24/2021 (a)(c)	915,000	914,806
QUALCOMM, Inc. 0.12%, 8/3/2021 (a)(c)	417,000	416,961
Smithfield Foods, Inc. 0.18%, 7/1/2021 (c)	502,000	501,997
ST Engineering North America, Inc. 0.08%, 8/19/2021 (a)(c)	400,000	399,961
TotalEnergies Capital Canada Ltd. 0.11%, 8/2/2021 (a)(c)	1,382,000	1,381,886
0.10%, 8/16/2021 (a)(c)	547,000	546,936
0.07%, 9/1/2021 (a)(c)	735,000	734,883
Unilever Capital Corp. 0.06%, 7/30/2021 (a)(c)	481,000	480,972
0.03%, 8/3/2021 (a)(c)	777,000	776,949
United Parcel Service, Inc. 0.01%, 7/1/2021 (a)(c)	627,000	626,999
Total Commercial Paper (Cost $34,940,580)		34,940,529
U.S. Treasury Obligations — 0.9%
U.S. Treasury Bills 0.01%, 9/23/2021 (c)	1,500,000	1,499,825
0.02%, 11/12/2021 (c)	1,500,000	1,499,732
Total U.S. Treasury Obligations (Cost $2,999,843)		2,999,557

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Investments	Shares	Value ($)
INVESTMENT COMPANIES — 0.0%(b)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (d) (Cost $2,076)	2,076	2,076
Total Short-Term Investments (Cost $37,942,499)		37,942,162
Total Investments — 100.0% (Cost $213,045,569)		325,662,767
Liabilities in excess of other assets — 0.0%		(104,193)
Net Assets — 100.0%		325,558,574

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at June 30, 2021 amounted to $24,024,341, which represents approximately 7.38% of net assets of the Fund.

(b)  Represents less than 0.05% of net assets.

(c)  The rate shown was the current yield as of June 30, 2021.

(d)  Represents 7-day effective yield as of June 30, 2021.

As of June 30, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$115,321,581
Aggregate gross unrealized depreciation	(2,523,213)
Net unrealized appreciation	$112,798,368
Federal income tax cost	$213,045,569

Forward Foreign Currency Exchange Contracts outstanding as of June 30, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,475,420	EUR	1,213,000	JPMorgan Chase Bank	7/14/2021	$36,734
USD	1,315,005	EUR	1,080,000	HSBC Bank plc	8/18/2021	33,133
USD	1,338,307	EUR	1,123,000	UBS AG	9/15/2021	4,599
USD	2,096,500	EUR	1,727,000	Goldman Sachs	10/20/2021	43,768
USD	1,397,136	GBP	989,000	Goldman Sachs	10/20/2021	28,631
USD	1,446,898	EUR	1,183,000	Bank of New York Mellon	11/17/2021	39,805
Total unrealized appreciation						186,670
USD	1,077,812	GBP	783,000	UBS AG	9/15/2021	(5,500)
Total unrealized depreciation						(5,500)
Net unrealized appreciation						$181,170

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2021 (unaudited)

Abbreviations

ADR  —  American Depositary Receipt

COP  —  Colombian Peso

EUR  —  Euro

Fix Rt  —  Fixed Rate

GBP  —  British Pound

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysia Ringgit

NVDR  —  Non-Voting Depositary Receipt

PEN  —  Peruvian Sol

Preference  —  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  —  Real Estate Investment Trust

SGD  —  Singapore Dollar

USD  —  United States Dollar

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

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Statement of Assets and Liabilities

June 30, 2021 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$195,506,086
Gold bullion	17,539,483
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	290,168,938
Gold bullion	35,493,829
Cash	27,589
Unrealized appreciation on forward foreign currency exchange contracts	186,670
Receivable for investment securities sold	425,946
Foreign tax reclaims receivable	499,203
Receivable for Fund shares sold	14,906
Accrued interest and dividends receivable	314,363
Other assets	86,378
Total Assets	327,217,822
Liabilities
Investment advisory fees payable (Note 2)	205,606
Payable for investment securities purchased	736,958
Distribution fees payable (Note 3)	68,535
Administrative fees payable (Note 2)	137,279
Trustee fees payable	1,433
Unrealized depreciation on forward foreign currency exchange contracts	5,500
Payable for Fund shares redeemed	184,213
Accrued expenses and other liabilities	319,724
Total Liabilities	1,659,248
Net Assets	$325,558,574
Net Assets Consist of
Capital stock (par value, $0.001 per share)	12,100
Capital surplus	215,563,086
Total distributable earnings (losses)	109,983,388
Net Assets	$325,558,574
Shares Outstanding	12,100,191
Net asset value per share and redemption proceeds per share	$26.91

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Statement of Operations

June 30, 2021 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $3,730, foreign taxes withheld)	$124,889
Dividends from unaffiliated issuers (net of $380,721 foreign taxes withheld)	3,266,614
Total Income	3,391,503
Expenses
Investment advisory fees (Note 2)	1,213,836
Distributions fees (Note 3)	404,612
Shareholder servicing agent fees	216,616
Administrative costs (Note 2)	166,883
Professional fees	145,026
Custodian and accounting fees	74,323
Shareholder reporting fees	47,077
Trustees' fees	6,074
Other expenses	18,700
Total Expenses	2,293,147
Expense reimbursement (Note 2)	(85,485)
Net Expenses	2,207,662
Net Investment Income (Note 1)	1,183,841
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	8,420,664
Settlement of foreign currency and foreign currency transactions	(36,514)
Settlement of forward foreign currency exchange contracts	(148,110)
8,236,040
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $9,087)	6,729,127
Foreign currency and foreign currency translations	(48,626)
Forward foreign currency exchange contracts	376,119
7,056,620
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	15,292,660
Net Increase in Net Assets Resulting from Operations	$16,476,501

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Six Months ended June 30, 2021 (Unaudited)	For the year ended December 31, 2020
Operations
Net investment income	$1,183,841	$2,322,291
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	8,236,040	1,813,099
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	7,056,620	16,818,508
Net increase in net assets resulting from operations	16,476,501	20,953,898
Distributions to Shareholders
Distributable earnings	—	(22,434,807)
Decrease in net assets resulting from distributions	—	(22,434,807)
Fund Share Transactions
Net proceeds from shares sold	7,334,163	18,255,085
Net asset value of shares issued for reinvested dividends and distributions	—	22,434,806
Cost of shares redeemed	(21,570,234)	(57,208,335)
Decrease in net assets from Fund share transactions	(14,236,071)	(16,518,444)
Net increase (decrease) in net assets	2,240,430	(17,999,353)
Net Assets (Note 1)
Beginning of period	323,318,144	341,317,497
End of period	$325,558,574	$323,318,144
Changes in Shares Outstanding
Shares outstanding, beginning of period	12,640,605	13,254,004
Shares sold	278,789	839,875
Shares issued on reinvestment of distributions	—	894,887
Shares redeemed	(819,203)	(2,348,161)
Shares outstanding, end of period	12,100,191	12,640,605

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operation				Less dividends and distributions
Selected per share data for the year ended:	Net assets value, beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net assets value, end of period
Six Months Ended June 30, 2021 (Unaudited)	$25.58	0.10	1.23	1.33	—	—	—	$26.91
December 31, 2020	$25.75	0.18	1.55	1.73	(0.69)	(1.21)	(1.90)	$25.58
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)	$25.75
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)	$22.77
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

(b)  Not Annualized

(c)  Annualized

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

				Ratios/Supplemental data
				Ratios to Average Net Assets of
Selected per share data for the year ended:	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
Six Months Ended June 30, 2021 (Unaudited)	5.20	%(b)	$325,559	1.42	%(c)	1.37	%(c)	0.68	%(c)	0.73	%(c)	3.95	%(b)
December 31, 2020	6.85%		$323,318	1.45%		1.38%		0.68%		0.75%		12.37%
December 31, 2019	17.38%		$341,317	1.39%		1.35%		1.10%		1.14%		6.98%
December 31, 2018	(10.55)%		$342,656	1.36%		1.34%		0.93%		0.96%		13.39%
December 31, 2017	14.58%		$428,501	1.36%		1.36%		0.53%		0.53%		9.20%
December 31, 2016	5.17%		$439,983	1.30%		1.30%		0.60%		0.60%		6.44%

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2021, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment Valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund's holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund are determined in good faith under the supervision and responsibility of the Board. The Board Valuation and Liquidity Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$63,434,927	$182,075,749 (a)	$—	$245,510,676
Commodity*	—	35,493,829	—	35,493,829
Foreign Government Securities	—	6,625,948	—	6,625,948
Short-Term Investments	2,076	37,940,086	—	37,942,162
Warrant	90,152	—	—	90,152
Forward Foreign Currency Exchange Contracts**	—	186,670	—	186,670
Total	$63,527,155	$262,322,282	$—	$325,849,437
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(5,500)	$—	$(5,500)
Total	$—	$(5,500)	$—	$(5,500)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Expenses arising in connection with a Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage the net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

d)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the six-month period ended June 30, 2021, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $0 and $9,816,383 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At June 30, 2021, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$186,670	$5,500	$(148,110)	$376,119

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$36,734	$—	$—	$36,734
HSBC Bank plc	33,133	—	—	33,133
UBS AG	4,599	(4,599)	—	—
Goldman Sachs	72,399	—	—	72,399
Bank of New York Mellon	39,805	—	—	39,805
Total	$186,670	$(4,599)	$—	$182,071
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
UBS AG	$5,500	$(4,599)	$—	$901
Total	$5,500	$(4,599)	$—	$901

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

h)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the period ended June 30, 2021, these reimbursements exceeded the 0.05% annual rate and the Adviser reimbursed $85,485 to the Fund which are included under expense reimbursement in the Statement of Operations. For the six-month period ended June 30, 2021, the Fund reimbursed the Adviser $62,364 and had a payable to the Adviser of $137,279.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of June 30, 2021, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the period ended June 30, 2021, the distribution fee incurred by the Fund was $404,612.

Note 4 — Purchases and Sales of Securities

For the six-month period ended June 30, 2021, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Overseas Variable Fund	$11,346,346	$36,093,947	$—	$—

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Note 5 — Line of Credit

On June 14, 2021, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an upfront fee and annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the upfront fee and commitment fees related to the Credit Facility are paid by the Fund and are included in other expenses in the Statement of Operations. During the period ended June 30, 2021, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2021 and held for the six-months ended June 30, 2021.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/21	Annualized Expense Ratio	Expenses Paid for the Period(3)
First Eagle Overseas Variable Fund
	5.20%	$1,000	$1,052.00	1.37%	$6.92

(1)  For the six-months ended June 30, 2021.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2021 and held for the six-months ended June 30, 2021.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid for the Period(2)
First Eagle Overseas Variable Fund
	5.00%	$1,000	$1,018.05	1.37%	$6.81

(1)  For the six-months ended June 30, 2021.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

General Information

Form N-PORT portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Board Considerations for Continuation of Advisory Agreement (unaudited)

At a meeting held on June 3, 2021, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Fund's advisory agreement (the "Advisory Agreement").

In response to a letter on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board received extensive materials from the Adviser, including reviews of performance and expense information compared against the Fund's respective composites, benchmark and peer group compiled by an independent data provider. The Board also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the continuance of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Fund under that relationship. Given the length of the relationship, the Trustees, in their deliberations, recognized that, for many of the insurance account participants, the decision to participate in the Fund through the applicable insurance products included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of insurance account participants between the Adviser and the Fund. The Trustees noted the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year and in prior meetings. The Trustees noted the recently expanded Portfolio Manager line-up.

•  The Trustees considered that they received regular reports from the Adviser on the effects of the COVID-19 public health crisis and resulting market volatility and investment risk. Those reports also had confirmed no material impact on the Adviser's operations.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Board Considerations for Continuation of Advisory Agreement (unaudited)

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods. Performance for the Fund over these various periods was noted relative to the Fund's benchmark, to Morningstar Category and Lipper Classification averages (referred to as the "composites" below) and to a custom group of peer mutual funds. The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2021):

•  First Eagle Overseas Variable Fund: Lagged composites, benchmark and peer group median over the trailing 1-year, 3-year, 5-year and 10-year periods. The Trustees reviewed with management the factors contributing to current performance and prospects for improved performance in the future.

Gains on an absolute basis over the prior year were noted for the Fund.

•  Performance for the Fund was determined to be adequate given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

•  The Trustees commented on the Fund's holdings of short-term investments and gold positions and noted that short-term investments and gold are important elements of the Adviser's investment philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (e.g., under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreement, together with a management summary of the same. They determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of peers. The Trustees also considered the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund and received information that the fees charged to these other clients were the same as the management fee paid by the Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the reduction in soft dollars versus prior years, the absence of affiliated broker-dealer relationships and the effects of

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

Board Considerations for Continuation of Advisory Agreement (unaudited)

the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that the Adviser is absorbing soft dollar costs and pays them itself. With regard to other possible benefits associated with the Adviser's management of the Fund (and the related funds in the First Eagle Funds complex), the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the First Eagle Funds to its management of other types of accounts (with retained Rule 12b-1 fees generally relevant to the First Eagle Funds and the Fund).

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted the impact on expense ratios of the administrative reimbursements paid by the Adviser.

•  The Trustees considered that while economies of scale can be complex to assess and typically are not directly measurable, they noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets. The Trustees noted that the expense ratio for the Fund had remained substantially unchanged relative to the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits were viewed as not excessive and providing appropriate incentives to the Adviser. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized. The Trustees reviewed personal investments maintained in the various First Eagle Funds, but not the Fund, by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the organization by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2021

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semiannual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, President

Date: September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, President

Date: September 7, 2021

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: September 7, 2021

*          Print the name and title of each signing officer under his or her signature.